UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 2, 2006

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

280 Park Avenue, 22nd Floor, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, we sought stockholder approval to amend and restated our investment advisory and management agreement with our investment advisor, Ares Capital Management LLC, to clarify the methodology used for calculating the capital gains portion of the incentive fee payable thereunder. We received such stockholder approval on May 30, 2006, and on June 1, 2006, we entered into the amended and restated agreement.

Descriptions in this Current Report of the amended and restated agreement are qualified in their entirety by reference to a copy of such document, which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit Number	Description

10.1	Amended and Restated Investment Advisory and Management Agreement between Ares Capital Corporation and Ares Capital Management LLC, dated as of June 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: June 2, 2006

	By:	/s/Daniel F. Nguyen
Name: Daniel F. Nguyen
Title: Chief Financial Officer